SUPPLEMENT DATED MARCH 15, 2011

To the variable annuity prospectus dated September 30, 2010, as revised December 28, 2010 of:

Allianz Retirement ProSM

ISSUED BY

Allianz Life Insurance Company of North America
and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1. The following Investment Option subadviser change is expected be effective on or about May 1, 2011.

J.P. Morgan Investment Management, Inc. is expected to replace Morgan Stanley Investment Management, Inc. as the subadviser to the AZL® Morgan Stanley International Equity Fund, resulting in the following name change to the fund:

Name effective on or about May 1, 2011	Previous Name
AZL® JPMorgan International Opportunities Fund	AZL® Morgan Stanley International Equity Fund

2. The following Investment Option name changes are expected be effective on or about May 1, 2011.

Name effective on or about May 1, 2011	Previous Name
AZL® Invesco Equity and Income Fund	AZL® Van Kampen Equity and Income Fund
AZL® Invesco Growth and Income Fund	AZL® Van Kampen Growth and Income Fund

PRO-009-0510